CONCENTRATION OF RISK	9 Months Ended
Apr. 30, 2024
Risks and Uncertainties [Abstract]
CONCENTRATION OF RISK

NOTE 7 — CONCENTRATION OF RISK

Credit risk

Financial instruments that potentially subject the Company to significant concentrations of credit risk consist primarily of cash held in banks. The cash balance in each financial institution in the United States is insured by the FDIC up to $250,000. As of April 30, 2024, no United States account balance exceeded $250,000. The Hong Kong Deposit Protection Board pays compensation up to a limit of HKD 500,000 (approximately US$64,000) if the bank with which an individual/company holds its eligible deposit fails. As of April 30, 2024, a cash balance of $512,277 was maintained at a financial institution in Hong Kong of which approximately $439,000 was subject to credit risk. Management believes that the financial institution is of high credit quality and continually monitors its credit worthiness.

Customer concentration risk

For the nine months ended April 30, 2024, two customers accounted for 63.7% and 13.9% of the Company’s total revenues.

For the nine months ended April 30, 2023, two customers accounted for 47.7% and 14.1% of the Company’s total revenues.

As of April 30, 2024, one customer accounted for 100% of the Company’s total accounts receivable.

Vendor concentration risk

For the nine months ended April 30, 2024, two vendors accounted for 38.6% and 27.8% of the Company’s total purchases. For the nine months ended April 30, 2023, two vendors accounted for 75.8% and 15.8% of the Company’s total purchases.